Exhibit 99.1

Altitude Acquisition Corp. Announces

Extension of Deadline to Complete Initial Business Combination

Atlanta, Georgia, January 11, 2024 – Altitude Acquisition Corp. (Nasdaq: ALTUU, ALTU, ALTUW) (“Altitude”), announced today that its board of directors (the “Board”) has extended the date by which Altitude must consummate an initial business combination (the “Deadline Date”) for an additional month, from January 11, 2024 to February 11, 2024.

Altitude’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), gives the Board the right to extend the Deadline Date, without further stockholder vote, up to three times for an additional one month each time (each, an “Extension”), from December 11, 2023 to up to March 11, 2024.

As previously announced, on April 23, 2023, Altitude entered into a business combination agreement (the “Business Combination Agreement”) with Picard Medical, Inc. (“Picard”) and the other parties thereto, which provides for a business combination between Altitude and Picard. The purpose of this monthly Extension is to provide Altitude with additional time to consummate the proposed business combination with Picard.

About Altitude Acquisition Corp.

Altitude Acquisition Corp. (Nasdaq: ALTUU, ALTU, ALTUW) is a blank check company incorporated as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities.

Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination, Altitude has filed a preliminary proxy statement and intends to file a definitive proxy statement with the Securities and Exchange Commission (“SEC”). Altitude urges its investors, shareholders and other interested persons to read, when available, the preliminary proxy statement, any amendments thereto, the definitive proxy statement, when available, as well as other documents filed with the SEC because these documents will contain important information about Altitude, Picard and the business combination. When available, the definitive proxy statement will be mailed to shareholders of Altitude as of a record date to be established for voting on the proposed business combination. Once available, shareholders will also be able to obtain a copy of the definitive proxy statement and other documents filed with the SEC without charge, by directing a request to: Altitude Acquisition Corp., 400 Perimeter Center Terrace, Suite 151, Atlanta Georgia 30346. The preliminary and definitive proxy statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov)

Participants in the Solicitation

Altitude and Picard and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed business combination described in this press release under the rules of the SEC. Information about the directors and executive officers of Altitude is set forth in Altitude’s annual report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 23, 2023, and is available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Altitude Acquisition Corp., 400 Perimeter Center Terrace, Suite 151, Atlanta Georgia 30346. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Altitude stockholders in connection with the proposed business combination will be set forth in the proxy statement for the proposed business combination when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “project,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and projections of market opportunity, Altitude’s and Picard’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction of the closing conditions to the proposed business combination and the timing of the completion of the proposed business combination. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the respective management of Altitude and Picard and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Altitude and Picard. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of Altitude or Picard is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to Picard; risks related to the performance of Picard’s business; the development, effects and enforcement of laws and regulations; Picard’s ability to manage future growth; Picard’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform; the effects of competition on Picard’s business; the amount of redemption requests made by Altitude’s stockholders; the ability of Altitude or Picard to obtain financing in connection with the proposed business combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors discussed in the preliminary proxy statement under the heading “Risk Factors,” and other documents Altitude has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Altitude nor Picard presently know, or that Altitude or Picard currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Altitude’s and Picard’s expectations, plans, or forecasts of future events and views as of the date of this press release. Altitude and Picard anticipate that subsequent events and developments will cause Altitude’s and Picard’s assessments to change. However, while Altitude and Picard may elect to update these forward-looking statements at some point in the future, Altitude and Picard specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Altitude’s and Picard’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Contact

Cody Slach or Matthew Hausch

Gateway

ALTU@gatewayir.com

949-574-3860